UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________
FORM 8-K
 _________________________________

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 27, 2023
 _________________________________
Hudson Pacific Properties, Inc.
Hudson Pacific Properties, L.P.
(Exact name of registrant as specified in its charter)

Hudson Pacific Properties, Inc.	Maryland	001-34789	27-1430478
Hudson Pacific Properties, L.P.	Maryland	333-202799-01	80-0579682
	(State or other jurisdiction	(Commission	(IRS Employer
	of incorporation)	File Number)	Identification No.)

11601 Wilshire Blvd., Ninth Floor
Los Angeles,	California	90025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 445-5700

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Hudson Pacific Properties, Inc.	Common Stock, $0.01 par value	HPP	New York Stock Exchange
Hudson Pacific Properties, Inc.	4.750% Series C Cumulative Redeemable Preferred Stock	HPP Pr C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Hudson Pacific Properties, Inc    ☐

Hudson Pacific Properties, L.P.    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Hudson Pacific Properties, Inc.    ☐

Hudson Pacific Properties, L.P.    ☐

Item 8.01 Other Events.

As previously disclosed, Hudson Pacific Properties, L.P., a Maryland limited partnership (the “Operating Partnership”) is party to (i) that certain Fourth Amended and Restated Credit Agreement, (as amended by that certain First Modification Agreement, dated as of September 15, 2022, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Operating Partnership, the lenders from time to time party thereto, Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), Wells Fargo Securities, LLC and BofA Securities, Inc., as active lead arrangers and joint bookrunners, U.S. Bank National Association, KeyBanc Capital Markets, Inc. and Royal Bank of Canada, as joint lead arrangers, Bank of America, N.A., as syndication agent, U.S. Bank National Association, KeyBanc Capital Markets, Inc., Royal Bank of Canada, Goldman Sachs Bank USA, Morgan Stanley Senior Funding, Inc., Barclays Bank PLC, and Fifth Third Bank, National Association, as documentation agents, BMO Harris Bank, N.A. and Regions Bank, as senior managing agents, and Wells Fargo Securities, LLC, as sustainability structuring agent; (ii) that certain Note Purchase Agreement, dated as of November 16, 2015 (as amended by that certain First Amendment, dated as of November 7, 2019, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “2015 Purchase Agreement”), by and among the Operating Partnership and each of the purchasers signatory thereto; and (iii) that certain Note Purchase Agreement, dated as of July 6, 2016 (as amended by that certain First Amendment, dated as of November 7, 2019, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “2016 Purchase Agreement”), by and among the Operating Partnership and each of the purchasers signatory thereto.

On September 27, 2023, following a change in credit ratings and discussions with certain lenders, thirty-four subsidiaries of the Operating Partnership were added as subsidiary guarantors under each of the Credit Agreement, the 2015 Purchase Agreement and the 2016 Purchase Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: September 28, 2023

HUDSON PACIFIC PROPERTIES, INC.

	By:	/s/ Mark Lammas
Mark Lammas
President
HUDSON PACIFIC PROPERTIES, L.P.
	By:	Hudson Pacific Properties, Inc., Its General Partner

	By:	/s/ Mark Lammas
Mark Lammas
President